UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2007

                  SALOMON SMITH BARNEY AAA ENERGY FUND L.P. II
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


   New York                     0-50272                   03-0407557
--------------             ------------------         ------------------
(State or other             (Commission File             (IRS Employer
jurisdiction of                 Number)                 Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                       731 Lexington Avenue - 25th Floor
                       ---------------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

     Effective January 9, 2007, Citigroup Managed Futures LLC, the general partner of the Registrant (the "General Partner"), entered into an Amended and Restated Limited Partnership Agreement of the Registrant (the "Amended Agreement") by and among the General Partner, AAA Capital Advisors, Ltd., as special limited partner (the "Special Limited Partner"), David J. Vogel, as initial limited partner (the "Initial Limited Partner") and the other limited partners party thereto. The Amended Agreement amends and restates the Registrant's Limited Partnership Agreement, dated as of March 25, 2002 (the "Initial Agreement"), by and among the General Partner, the Special Limited Partner, the Initial Limited Partner and the other limited partners party thereto. The Initial Agreement was amended in order to change the profit share allocation due to the Special Limited Partner so that the allocation is made quarterly rather than annually. The Board of Directors of the General Partner and the requisite limited partners approved the Amended Agreement.

     The description of the Amended Agreement contained herein is qualified in its entirety by reference to the Amended Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

     10.1 Amended and Restated Limited Partnership Agreement, dated and effective as of January 9, 2007, by and among the General Partner, the Special Limited Partner, the Initial Limited Partner and the other limited partners party thereto.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SALOMON SMITH BARNEY AAA ENERGY FUND L.P. II

                                  By: Citigroup Managed Futures LLC,
                                      General Partner


                                  By: /s/ David J. Vogel
                                      ------------------------------------------
                                      David J. Vogel
                                      President and Director


                                  By: /s/ Jennifer Magro
                                      ------------------------------------------
                                      Jennifer Magro
                                      Chief Financial Officer and Director


Date: January 16, 2007